Exhibit 99.1

Kaleyra, Inc. Stockholders Approve Proposed Acquisition

by Tata Communications Limited

NEW YORK, September 28, 2023 (PRNewswire) – Kaleyra, Inc. (NYSE: KLR) (“Kaleyra” or the “Company”), announced that at a special meeting of stockholders held earlier today, the stockholders of the Company have approved all proposals related to the proposed acquisition of the Company by Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited. The final results will be available on a Current Report on Form 8-K to be filed by the Company. As a result, the closing of the transaction is expected to occur on October 5, 2023, subject to the satisfaction of the remaining closing conditions. Shares of Kaleyra will cease trading and will no longer be listed on the NYSE exchange following the closing of the transaction.

About Kaleyra

Kaleyra, Inc. (NYSE: KLR) (NYSE American: KLR WS) is a global group providing mobile communication services to financial institutions, e-commerce players, OTTs, software companies, logistic enablers, healthcare providers, retailers, and other large organizations worldwide. Through its proprietary platform and robust APIs, Kaleyra manages multi-channel integrated communication services, consisting of messaging, rich messaging and instant messaging, video, push notifications, e-mail, voice services, and chatbots. Kaleyra’s technology makes it possible to safely and securely manage billions of messages monthly with over 1600 operator connections in 190+ countries, including all tier-1 US carrier.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, its omnichannel and other product and global customer developments, its expectations, beliefs, intentions, plans, prospects or strategies regarding the business plans of the Company’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the Company’s ability to regain compliance with the NYSE Listing Company Manual, the mix of services utilized by the Company’s customers and such customers’ needs for these services, including any variability by geography, market acceptance of new service offerings, the ability of the Company to expand what it does for existing customers as well as to add new customers, that the Company will have sufficient capital to operate as anticipated, and the impact of other geopolitical and macroeconomic factors such as the war in Ukraine, may have on the Company’s operations, the demand for the Company’s products, global supply chains and economic activity in general. Additional risk factors that that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in consummation the proposed transaction; (iv) the ability of the Company and Tata Communications to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) significant transaction costs associated with the proposed transaction; (vii) potential litigation relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (ix) the ability of the Company to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) legislative, regulatory and economic developments affecting the Company’s business; (xii) general economic and market developments and conditions; (xiii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance. Therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contacts:

Shannon Devine or Mark Schwalenberg

MZ North America

203-741-8811

KLR@mzgroup.us